UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016 (June 24, 2016)

TRIANGLE PETROLEUM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1200 17th Street, Suite 2500, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth under Item 1.03 concerning the Plan Support Agreement is incorporated herein by reference.

The information set forth under Item 3.03 is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

Chapter 11 Filings

On June 29, 2016, Triangle USA Petroleum Corporation (“TUSA”) and Ranger Fabrication, LLC (“Ranger”), each a wholly-owned subsidiary of Triangle Petroleum Corporation (the “Company”), and TUSA’s and Ranger’s respective wholly-owned subsidiaries (TUSA and Ranger, together with their wholly-owned subsidiaries, collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court,” and the cases commenced thereby, the “Chapter 11 Filings”). The cases commenced thereby (the “Chapter 11 Cases”) are expected to be jointly administered under the caption In re Triangle USA Petroleum Corporation et al., Case No. 16-11566. The Debtors intend to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Plan Support Agreement

On June 29, 2016, the Debtors and certain holders representing approximately 73% (the “Participating Noteholders”) of the outstanding principal amount of TUSA’s 6.75% Senior Notes due 2022 (the “2022 Notes”) entered into a Plan Support Agreement (the “PSA”). Under the terms of the PSA, the Participating Noteholders have agreed, subject to various terms and conditions, to support a Chapter 11 Plan of reorganization for the Debtors (the “Plan”) under which, among other things, (a) the Debtors’ existing revolving credit facility will be paid in full in cash on the effective date of the Plan with proceeds from a new revolving credit facility and the proceeds of the new money rights offering described below, and (b) the 2022 Notes will be converted into 100% of the equity of reorganized TUSA, subject to dilution by allowed general unsecured claims and a management incentive plan.

The PSA further provides that TUSA will conduct a new money rights offering pursuant to the Plan on terms and conditions and in a form of security to be negotiated in good faith and acceptable to TUSA and two-thirds of the aggregate principal amount of the 2022 Notes then outstanding.

The Participating Noteholders’ obligations under the PSA and the effectiveness of the Plan contemplated thereby are subject to various terms and conditions, including the entry of a final judgment or order authorizing the Debtors to reject certain midstream services agreements with affiliates of Caliber Midstream Partners, L.P. and declaring that certain exclusive-dealing covenants therein do not constitute covenants that “run with the land” under North Dakota law. The PSA contains various other customary representations and warranties, covenants, termination events (including with respect to the Debtors’ failure to satisfy certain “milestones” in the Chapter 11 Cases) and other agreements.

The foregoing description of the PSA is not complete and is qualified in its entirely by reference to the full text of the PSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K incorporated into this Item 1.03 by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.03 concerning the Chapter 11 Filings is incorporated herein by reference.

The Chapter 11 Filings constituted an event of default that accelerated the obligations under the following TUSA debt instruments (collectively, the “TUSA Debt Documents”):

•

Second Amended and Restated Credit Agreement, dated November 25, 2014, among TUSA, as Borrower, Wells Fargo Bank, National Association, as administrative agent and issuing lender, and the other lenders party thereto, as amended by Amendment No. 1 on April 30, 2015 and Amendment No. 2 on May 27, 2016.

•

Indenture, dated July 18, 2014, among TUSA, the guarantor named therein and Wilmington Trust, National Association (successor to Wells Fargo Bank, National Association), as trustee, relating to the 2022 Notes, as supplemented.

Any efforts to enforce such payments are automatically stayed as a result of the Chapter 11 Filings, and the holders’ rights of enforcement in respect of the TUSA Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

Item 3.03Material Modification to Rights of Security Holders.

On June 28, 2016, the Company entered into a Tax Benefits Preservation Plan (the “Plan”), which provides for a dividend distribution of one preferred stock purchase interest (an “Interest”) for each share of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), outstanding at the close of business on July 8, 2016 (the “Record Date”) and the issuance of one Interest (subject to adjustment) in respect of each share of Common Stock issued after the Record Date. Each Interest will initially represent the right to purchase, for $5.00 (the “Purchase Price”), one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), subject to the terms, provisions and conditions of the Plan and the exhibits thereto. The issuance of Preferred Stock pursuant to the Plan will be subject to stockholder approval.

The purpose of the Plan is to protect the Company’s ability to use certain tax assets, such as net operating loss carryforwards and built-in losses (the “Tax Assets”), to offset future income. The Company’s use of the Tax Assets in the future would be significantly limited if it were to experience an “ownership change” for U.S. federal income tax purposes. In general, an “ownership change” will occur if there is a cumulative change in the Company’s ownership by “5% shareholders” (as defined under U.S. income tax laws) that exceeds 50 percentage points over a rolling three-year period.

The Plan is designed to reduce the likelihood that the Company will experience an ownership change by (i) discouraging any person or group of affiliated or associated persons from becoming a 5% shareholder (an “Acquiring Person”) and (ii) discouraging any Acquiring Person from acquiring additional shares of the Common Stock. There is no guarantee, however, that the Plan will prevent the Company from experiencing an ownership change.

A corporation that experiences an ownership change will generally be subject to an annual limitation on certain of its pre-ownership change Tax Assets in an amount generally equal to the equity value of the corporation immediately before the ownership change subject to certain adjustments, multiplied by the “long-term tax-exempt rate.”

After giving careful consideration to this issue, the Board of Directors of the Company (the “Board”) has concluded that the Plan is in the best interests of the Company and its stockholders.

The Interests will not be exercisable until the earlier of (i) ten business days after the date (the “Stock Acquisition Date”) of the announcement that a person has become an Acquiring Person and (ii) ten business days (or such later day as may be designated by the Board) after the date of the announcement or commencement of a tender or exchange offer by any person which would, if consummated, result in a person or group becoming an Acquiring Person. The date that the Interests become exercisable is referred to as the “Distribution Date.”

After any person has become an Acquiring Person, each Interest (other than Interests treated as beneficially owned under certain U.S. tax rules by the Acquiring Person) will generally entitle the holder to purchase for the Purchase Price a number of shares of Common Stock (or, in certain circumstances, cash, property or other assets of the Company) having a market value of twice the Purchase Price.

The definition of “Acquiring Person” contained in the Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) the U.S. Government; (iv) any person who becomes a 5% shareholder as a result of a reduction in the number of shares of Common Stock by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases his ownership by more than one-quarter of one percentage point over such person’s lowest percentage stock ownership on or after the consummation of the relevant transaction; (v) any person who, together with all affiliates and associates of such person, was a 5% shareholder on the date of the Plan, unless and until such person and its affiliates and associates increase their aggregate ownership by more than one-quarter of one percentage point over their lowest percentage stock ownership on or after the date of the Plan or decrease their aggregate percentage stock ownership below 5%; (vi) any person who, within 10 business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Interests and who, together with all affiliates and associates, thereafter within 10 business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; or (vii) any person that the Board has affirmatively determined shall not be deemed an Acquiring Person.

At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of the Company’s common stock), the Board may generally exchange all or part of the Interests (other than Interests beneficially owned under certain U.S. tax rules by an Acquiring Person) for shares of Common Stock at an exchange ratio of one share of Common Stock per Interest.

The Interests may be redeemed by the Company at any time until ten business days following the Stock Acquisition Date, at a price of $0.00001 per Interest, referred to as the “Redemption Price.” Immediately upon the action of the Board ordering redemption of the Interests, the Interests will terminate and the only right of the holders of Interests will be to receive the Redemption Price.

Until an Interest is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company with respect to the ownership of the Interest, including, without limitation, the right to vote or to receive dividends. While the distribution of the Interests will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Interests become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Interests as set forth above.

Prior to a Distribution Date, the Interests will be evidenced by the certificates for (or current ownership statements issued with respect to uncertificated shares in lieu of certificates) and will be transferred with, the Common Stock, and the registered holders of the Common Stock will be deemed to be the registered holders of the Interests. As soon as practicable after the Distribution Date, Interests Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Interests Certificates alone will represent the Interests.

The Interests will expire on June 28, 2019, unless such date is extended or the Interests are earlier redeemed or exchanged by the Company.

At any time prior to a Distribution Date, the Plan may be amended in any respect. At any time after the occurrence of a Distribution Date, the Plan may be amended in any respect that does not adversely affect Interests holders (other than any Acquiring Person).

The foregoing description of the Plan is not complete and is qualified in its entirely by reference to the full text of the Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On June 24, 2016, the Board was expanded from five to six directors, and James B. Shein was appointed to fill the newly created vacancy, effective immediately. Prior to his appointment, the Board determined that Mr. Shein meets the independence requirements under the NYSE MKT rules. Mr. Shein has been named to the Audit Committee and the newly formed Special Committee, which will act on behalf of the Board with respect to certain matters in connection with Company’s ongoing evaluation of strategic alternatives.

Mr. Shein has no family relationship with any director or executive officer of the Company and has not been involved in any related person transactions that would require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Shein has executed the Company’s standard form of Indemnification Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2016 and is incorporated herein by reference.

Agreement with R. Curt Dacar

RockPile Energy Services, LLC (“RockPile”) entered into an incentive compensation agreement (the “Compensation Agreement”) with R. Curt Dacar, its Chief Executive Officer. Pursuant to the Compensation Agreement, Mr. Dacar was paid $565,000 (the “Incentive”) as an incentive to remain employed with RockPile through a certain date. Mr. Dacar must repay the Incentive (net of applicable taxes) if he resigns without Good Reason or his employment is terminated by the Company without Cause (as those terms are defined in the Compensation Agreement) before the “Commitment Date,” which is the earliest of March 8, 2017, or the occurrence of certain significant events affecting RockPile’s business.

Item 7.01 Regulation FD Disclosure.

The Company and certain holders (the “Restricted Holders”) of the 2022 Notes entered into confidentiality agreements under which certain information regarding the Company was provided to the Restricted Holders in connection with their consideration of a proposed restructuring. Under these confidentiality agreements, the Company agreed to publicly disclose certain of this information. As a result, the Company is providing the information furnished as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in Item 7.01 of, or Exhibit 99.1 to, this Current Report on Form 8-K.

The information presented in this Current Report on Form 8-K, including the exhibits hereto, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company’s Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Item 8.01 Other Events.

On June 29, 2016, the Company and TUSA issued press releases. Copies of the press releases are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Form of Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock of Triangle Petroleum Corporation.

Exhibit 4.1	Tax Benefits Preservation Plan, dated as of June 28, 2016, between Triangle Petroleum Corporation and Continental Stock Transfer and Trust Company, as Interests Agent.

Exhibit 10.1	Plan Support Agreement, dated as of June 29, 2016.

Exhibit 10.2	Form of Director and Officer Indemnification Agreement.

Exhibit 99.1	Certain Information Provided to Restricted Holders.

Exhibit 99.2	Triangle Petroleum Corporation Press Release, dated June 29, 2016.

Exhibit 99.3	Triangle USA Petroleum Corporation Press Release, dated June 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2016	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Ryan McGee
Ryan McGee
General Counsel

Index to Exhibits

Exhibit Number	Description

Exhibit 3.1*	Form of Certificate of Designations, Preferences and Rights of Series A Junior Participating Preferred Stock of Triangle Petroleum Corporation.

Exhibit 4.1*	Tax Benefits Preservation Plan, dated as of June 28, 2016, between Triangle Petroleum Corporation and Continental Stock Transfer and Trust Company, as Interests Agent.

Exhibit 10.1*	Plan Support Agreement, dated as of June 29, 2016.

Exhibit 10.2

Form of Director and Officer Indemnification Agreement, filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2016 and incorporated herein by reference.

Exhibit 99.1*	Certain Information Provided to Restricted Holders.

Exhibit 99.2*	Triangle Petroleum Corporation Press Release, dated June 29, 2016.

Exhibit 99.3*	Triangle USA Petroleum Corporation Press Release, dated June 29, 2016.

* Filed herewith.